                               POWER OF ATTORNEY

We, the undersigned officers of The Lincoln National Life Insurance Company (the Company), hereby revoke all powers of attorney authorizing any person to act as attorney-in-fact relative to Lincoln Life Variable Annuity Account T. (the Separate Account), which were previously executed by us and do hereby severally constitute and appoint Ronald L. Stopher, G. Michael Antrobus and Rise C. M. Taylor, our true and lawful attorneys-in-fact, with full power in each of them to sign for us, in our name and in the capacities indicated below, any and all registration statements for the Separate Account (File No. 811-09855) filed with the Securities and Exchange commission under the Investment Company Act of 1940 and the Securities Act of 1933, on behalf of the Company in its own name of the Separate Account, hereby ratifying and confirming our signature as it may be signed by any or our attorney-in-fact to any such registration statement.

Officer                      Title                                         Executed On:
-------                      -----                                         ------------

/s/ Jon A. Boscia            President and Director                        1/30/03
-------------------------    (Principal Executive Officer)                 ------------
Jon A. Boscia

/s/ Janet Chzran             Senior Vice President, Chief Financial        1/29/03
-------------------------    Officer and Director (Principal Accounting    ------------
Janet Chzran                 Officer and Principal Financial Officer)

/s/ John H. Gotta            Executive Vice President, Chief Executive     1/31/03
-------------------------    Officer of Life Insurance and Director        ------------
John H. Gotta

/s/ Lorry J. Stensrud        Executive Vice President, Chief Executive     2/3/03
-------------------------    Officer of Lincoln Retirement and Director    ------------
Lorry J. Stensrud

/s/ Jude T. Driscoll         Director                                      2/10/03
-------------------------                                                  ------------
Jude T. Driscoll

/s/ Barbara S. Kowalczyk     Director                                      2/4/03
-------------------------                                                  ------------
Barbara S. Kowalczyk

/s/ See Yeng Quek            Chief Investment Officer and Director         1/29/03
-------------------------                                                  ------------
See Yeng Quek

/s/ Richard C. Vaughan       Director                                      1/30/03
-------------------------                                                  ------------
Richard C. Vaughan

Account T Power of Attorney

Account T Power of Attorney

STATE OF PENNSYLVANIA       )
                            ) SS:
COUNTY OF PHILADELPHIA      )

        On this 30th day of January, 2003, before me, a Notary Public, In and for said county and state, personally appeared JON A. BOSCIA, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                        /s/ Sara a. Hudson
                                       -------------------------------------
                                        Notary Public

My Commission Expires: 12/12/2005

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STATE OF INDIANA            )
                            ) SS:
COUNTY OF ALLEN             )

        On this 29 day of January, 2003, before me, a Notary Public, in and for said county and state, personally appeared JANET CHRZAN, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that she executed the same.

                                        /s/ Janet A. Bell
                                       -------------------------------------
                                        Notary Public

My Commission Expires: 3/13/08

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STATE OF CONNECTICUT        )
                            ) SS:
COUNTY OF HARTFORD          )

        On this 31st day of January, 2003, before me, a Notary Public, in and for said county and state, personally appeared JOHN H. GOTTA, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                        /s/ Martha Jarvis
                                       -------------------------------------
                                        Notary Public

My commission Expires: Sep. 30, 2007

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STATE OF INDIANA            )
                            ) SS:
COUNTY OF ALLEN             )

        On this 3 day of February, 2003, before me, a Notary Public, in and for said county and state, personally appeared LORRY J. STENSRUD, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                        /s/ Sharlene K. Greer
                                       -------------------------------------
                                        Notary Public

My Commission Expires: 2/29/08

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Account T Power of Attorney


STATE OF PENNSYLVANIA       )
                            ) SS:
COUNTY OF PHILADELPHIA      )

        On this 30th day of February, 2003, before me, a Notary Public, in and for said county and state, personally appeared JUDE T. DRISCOLL, known to me to be the pseron whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                        /s/ Kenneth E. Crockett, Sr.
                                        ------------------------------------
                                        Notary Public

My Commission Expires: 9/20/04

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STATE OF PENNSYLVANIA       )
                            ) SS:
COUNTY OF PHILADELPHIA      )

        On this 4th day of February, 2003, before me, a Notary Public, in and for said county and state, personally appeared BARBARA S. KOWALCZYK, known to me to be the person whose name is subscribed to the withing instrument, and acknowledged to me that she executed the same.

                                        /s/ Sharon M. Scotese
                                       -------------------------------------
                                        Notary Public

My Commission Expires: Sept 6, 2004

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STATE OF PENNSYLVANIA       )
                            ) SS:
COUNTY OF PHILADELPHIA      )

        On this 29th day of January, 2003, before me, a Notary Public, in and for said county and state, personally appeared SEE YENG QUEK, known to me to be the person whose name is subscribed to the withing instrument, and acknowledged to me that he executed the same.

                                        /s/ Joann Murphy
                                       -------------------------------------
                                        Notary Public

My Commission Expires: October 31, 2005

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STATE OF PENNSYLVANIA       )
                            ) SS:
COUNTY OF PHILADELPHIA      )

        On this 30th day of January, 2002, before me, a Notary Public, in and for said county and state, personally appeared RICHARD C. VAUGHAN, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                        /s/ Sara A. Hudson
                                       -------------------------------------
                                        Notary Public

My Commission Expires: 12/12/2005